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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) May 10, 2005

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-7234                                          13-1926739
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(Commission File Number)                       (IRS Employer Identification No.)

777 Westchester Avenue, White Plains, NY                    10604
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition

      On May 10, 2005, the Company announced its results for the first quarter ended March 31, 2005. The press release is attached hereto as an exhibit to the 8-K.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                             Description
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   99.1           Press Release, dated May 10, 2005, for the first quarter ended
                  March 31, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GP Strategies Corporation



Date: May 10, 2005              By: /s/ Andrea D. Kantor
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                                    Andrea D. Kantor
                                    Executive Vice President and General Counsel


                                       2
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Page No. 3

                                 EXHIBIT INDEX

Exhibit No.                       Description
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   99.1      Press release of GP Strategies Corporation dated May 10, 2005 announcing its results for the first quarter ended March 31, 2005.